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                                                                    EXHIBIT 99.3





                                  June 1, 2005



Nutra Pharma Corp.
1829 Corporate Drive
Boynton, Florida  33426

Attn: Rik J. Deitsch

Ladies and Gentlemen:

        This letter confirms the retention of Doherty & Company, LLC ("Agent") to act as the sole agent for Nutra Pharma Corp. (the "Company") in connection with the possible private placement or sale of equity, equity-linked or debt securities to one or more third parties (each an "Investor") in a single transaction or series of transactions (the "Financing").

        By signing this letter, Agent hereby accepts our appointment as the Company's sole agent for the Financing, provided if the Board of Directors of the Company determines in good faith in the exercise of its fiduciary duties that an alternative Financing proposed by a credible third party investment bank is in the best interests of the shareholders and Agent notifies the Company it will be unlikely to arrange comparable financing, such alternative Financing shall not be deemed a Financing for purposes of this letter agreement. Agent will act with respect to the foregoing for a period of two (2) years from the date hereof and continuing month to month thereafter, subject to the following conditions:

1. The Company will furnish or cause to be furnished to Agent such current and historical financial information and other information regarding the business of the Company as Agent may request in connection with this engagement. The Company represents and warrants to us that all of the foregoing information (other than projections) will be materially accurate and complete at the time it is furnished, and the Company agrees to keep Agent advised of all material developments materially affecting the Company or its financial position. The Company further represents and warrants that any projections provided by it to Agent or any Investor will have been prepared in good faith and will be based upon assumptions which, in light of the circumstances under which they are made, are not misleading. The Company also agrees to provide Agent and potential Investors with reasonable access to the Company's officers, directors, employees, accountants and counsel. In connection with Agent's activities hereunder, the Company authorizes Agent to make appropriate use of such information, including discussing it with any third parties in connection with Agent's rendering of services hereunder, provided such third parties have entered into customary nondisclosure agreements.



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2.      In consideration of Agent's services, the Company agrees to pay us a fee, payable upon consummation of each Financing, equal to 8% of the gross proceeds received from the Investors, including without limitation proceeds received from existing shareholders. Additionally, upon consummation of any Financing, the Company will issue to Agent for no additional cost, warrants to purchase securities of the Company at any time during the three year period commencing with the closing of a Financing, such securities to be exercisable for 10% of the securities sold in such Financing ("Warrants"). The exercise price for each Warrant shall equal 100% of the per security price of the securities sold in the Financing. The Warrants shall have the benefit of customary anti-dilution protection.

3. During the term of this engagement and for a period of two (2) years following the termination or expiration of this agreement, the Company agrees to appoint Agent as its sole investment banker with respect to any merger, acquisition, joint venture, sale of all or a portion of the assets or equity interests in the Company (any of the foregoing, a "Transaction"), subject in all cases to Agent's agreement so to act. In connection with a Transaction, the Company agrees to pay Agent a fee which will be a percent of the Aggregate Consideration involved in the Transaction in accordance with the attached fee schedule (Exhibit A).

4. Regardless of whether any Financing is completed, the Company agrees to reimburse Agent for all Agent's expenses incurred in connection with this engagement, not to exceed $25,000 without the Company's approval (which shall not be unreasonably withheld). Generally these expenses include travel costs and document production and other expenses of this type, and will also include fees of outside counsel (retained with the Company's approval, which shall not be unreasonably withheld). All payments to be made by the Company pursuant to this agreement shall be made promptly after such payments accrue hereunder. The Company agrees to advance a retainer to Agent for due diligence in the amount of $12,500.

5. No fee payable to any other person, by the Company or any other party, shall reduce or otherwise affect any fee payable hereunder to Agent.

6. Simultaneously herewith, the parties hereto are entering into an indemnification letter (the "Indemnification Letter") in the form attached hereto. The Indemnification Letter shall survive any termination or expiration of this agreement.

7. Agent's engagement hereunder may be terminated by you or us at any time without liability or continuing obligation to the Company or Agent, except that following such termination and any expiration of this agreement (a) Agent shall remain entitled to any fees accrued pursuant to paragraphs 2 and 3 but not yet paid prior to such termination or expiration, as the case may be, and to reimbursement of expenses incurred prior to such termination or expiration, as the case may be, as contemplated by paragraph 4 hereof, and (b) in the case of termination by the Company and any expiration of this agreement, Agent shall remain entitled to full payment of all fees contemplated by paragraphs 2 and 3 hereof in respect of any Financing or Transaction with any person contacted by Agent during the term of Agent's engagement and consummated during the two (2) year period following such termination or expiration, as the case may be.



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8.       Any financial advice, written or oral, rendered by Agent pursuant to this agreement is intended solely for the benefit and use of management and the Board of Directors of the Company in considering the matters to which this agreement relates, and the Company agrees that such advice may not be disclosed publicly or made available to third parties without the prior written consent of Agent, which consent shall not be unreasonably withheld.

9. The provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the Company, Agent and any other person entitled to indemnity under the Indemnification Letter.

10. Agent has been retained under this agreement as an independent contractor, and it is understood and agreed that this agreement does not create a fiduciary relationship between Agent and the Company or the Board of Directors. It is understood that this agreement shall not constitute or give rise to any obligation on the part of Agent to provide or underwrite any financing or constitute any representation, warranty or agreement that any financing will be available.

11. This agreement and any claim related directly or indirectly to this agreement (including any claim concerning advice provided pursuant to this agreement) shall be governed and construed in accordance with the laws of the State of California (without giving regard to the conflicts of law provisions thereof). No such claim shall be commenced, prosecuted or continued in any forum other than the courts of the State of California located in the City and County of Los Angeles or in the United States District Court for the Central District of California, and each of the parties hereby submits to the jurisdiction of such courts. The Company hereby waives on behalf of itself and its successors and assigns any and all right to argue that the choice of forum provision is or has become unreasonable in any legal proceeding. Each of Agent and the Company waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) related to or arising out of the engagement of Agent pursuant to, or the performance by Agent of the services contemplated by, this agreement.



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         If the foregoing correctly sets forth the understanding between us, please so indicate on the enclosed signed copy of this agreement in the space provided therefore and return it to Agent, whereupon this agreement shall constitute a binding agreement between the Company and Agent.

                                                     Very truly yours,

                                                     DOHERTY & COMPANY, LLC


                                                     By /s/ Michael Doherty
                                                        ------------------------
                                                        Michael Doherty
                                                        President


AGREED TO AND ACCEPTED
as of the date first above written:

NUTRA PHARMA CORP.


By /s/ Rik J. Deitsch
   ------------------------------
   Rik J. Deitsch
   President



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                                    EXHIBIT A

                              MERGER & ACQUISITION
                                  FEE SCHEDULE
                                 (U.S. DOLLARS)


                Aggregate
                Consideration
                Involved in                                   Percent of
                Transaction                                   Transaction
                -----------                                   -----------
                the first $5,000,000                              5%
                the next $5,000,000                               4%
                the next $5,000,000                               3%
                anything in excess of
                $15,000,000                                       2%